Exhibit 13.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Big Tree Cloud Holdings Limited (the “Company”) on Form 20-F for the fiscal year ended June 30, 2026 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Wenquan Zhu, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2026

By:	/s/ Wenquan Zhu
Name:	Wenquan Zhu
Title:	Chief Executive Officer (Principal Executive Officer)